               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                            FORM 8-K-A2

                         CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                        December 23, 1998
                         Date of Report
               (Date of Earliest Event Reported)

                    COLE COMPUTER CORPORATION
     (Exact Name of Registrant as Specified in its Charter)

       Nevada                       0-23819                  76-0547762
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                    I.D. No.)

                      11711 South Portland
                 Oklahoma City, Oklahoma 73170
            (Address of Principal Executive Offices)

                         (405) 692-5351
                 Registrant's Telephone Number


Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          (a) Audited financial statements of the Company and subsidiaries as of December 31, 1998 and 1997 are attached hereto and incorporated herein by reference.

          Independent Auditor's Report

          Balance Sheet as of December 31, 1998

          Statements of Income for the Years ended
          December 31, 1998 and 1997

          Statements of Stockholders' Equity for the years ended December 31, 1998 and 1997

          Statements of Cash Flows for the years ended
          December 31, 1998 and 1997

          Notes to Financial Statements

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders of Cole Computer Corporation
    (formerly Pandora's Golden Box)
    Oklahoma City, Oklahoma

We have audited the accompanying balance sheet of Cole Computer Corporation and subsidiary as of December 31, 1998 and the related statements of income, stockholders' equity and cash flows for each of the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Cole Computer Corporation and subsidiary as of December 31, 1998, and the results of its operations and its cash flows for each of the two years then ended in conformity with generally accepted accounting principles.

March 15, 1999

Malone & Bailey, PLLC
Houston, Texas

                          COLE COMPUTER CORPORATION
                       (formerly Pandora's Golden Box)
                                BALANCE SHEET
                           As of December 31, 1998
CURRENT ASSETS
    Cash                                              $         226,418
    Accounts receivable                                          86,058
    Inventory                                                   651,596
    other current assets                                         12,131
       Total Current Assets                                     975,703

EQUIPMENT, less accumulated depreciation of $33,704              69,335

TOTAL ASSETS                                          $       1,045,538

CURRENT LIABILITIES
    Current portion of installment
      notes payable                                     $         9,272
    Demand note payable to stockholder                           50,607
    Accounts payable                                            554,447
    Accrued expenses                                            155,583

    Total Current Liabilities                                   769,909
LONG-TERM DEBT, net of current portion                           24,356

Total Liabilities                                               794,265

STOCKHOLDERS' EQUITY
    Common stock, $.001 par value, 25,000,000
      shares authorized, 9,940,900 shares
      issued and outstanding                                      9,941
    Paid in capital                                             445,753
    Retained earnings (Deficit)                                (204,421)

Total Stockholders, Equity (Deficit)                            251,273

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    1,045,538

see accompanying summary of accounting policies and notes to financial statements.

                         COLE COMPUTER CORPORATION
                      (formerly Pandora's Golden Box)
                           STATEMENTS OF INCOME
              For the Years Ended December 31, 1998 and 1997
                                            1998       1997
REVENUES                                $8,305,479    $4,459,475

COST OF SALES
    Materials                            7,147,868     3,887,875
    Labor                                  225,797       107,734
    Other                                   41,732        22,650
       Total Cost of Sales               7,415,397     4,018,259

GROSS MARGIN                               890,082       441,216

Selling expenses                           629,897       221,771
General and administrative                 433,538       172,390

NET INCOME (LOSS) FROM OPERATIONS        ( 173,353)       47,055

Interest (income)                        (     651)     (  1,122)
Interest expense                            26,245        23,079

NET INCOME (LOSS) BEFORE TAXES           ( 198,947)       23,079

INCOME TAX (Benefit)                     (   7,588)        3,608

NET INCOME (LOSS)                        ( 191,359)    $  19,471

Income (loss) per common share              $(.025)        $.003
Weighted average shares outstanding      7,520,077     7,300,002

See accompanying summary of accounting policies and notes to financial statements.

                         COLE COMPUTER CORPORATI0N
                      (formerly Pandora's Golden Box)
                    STATEMENTS OF STOCKHOLDERS' EQUITY
              For the Years Ended December 31, 1998 and 1997
                  - common stock -   Paid in    Retained
                  Shares      $      Capital    (Deficit)   Totals
Balances
December 31, 1996  7,300,002 $ 7,300 ($    223) $( 32,533) $( 25,456)

Net income - 1997                                  19,471     19,471

Balances -
December 31, 1997  7,300,002   7,300 (     222) $( 13,062) (  5,985)

Shares Contributed
by founding
shareholders        (955,725)   (956)      956

shares issued for
services performed
early to mid-1998    955,725     956   285,761               286,717

Shares issued in
connection with
reorganization
December 1998      2,248,000   2,248 1,604,727             1,606,975

Costs of fundraising
shares issued                       (1,816,975)           (1,816,975)
cash paid                           (   21,000)           (   21,000)

Shares sold for cash
December 1998        392,898     393   392,507               392,900

Net income - 1998                                (191,359)  (191,359)

Balances-
December 31, 1998 9,940,900 $ 9,941 $ 445,753  $(204,421)  $ 251,273

See accompanying summary of accounting policies and notes to financial statements.

                         COLE COMPUTER CORPORATION
                      (formerly Pandora's Golden Box)
                          STATEMENTS OF CASH FLOW
              For the Years Ended December 31, 1998 and 1997

                                              1998        1997
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                          $(191,359)   $ 19,471
Adjustments to reconcile net income to net
    cash provided by operating activities:
    Stock issued for services                 76,718
    Depreciation                              17,597      10,096
    Deferred income taxes                    ( 2,793)      2,793
Change in cash from:
    Accounts receivable                      (25,887)   ( 57,807)
    Inventory                               (520,051)   ( 96,999)
    Other current assets                    (  7,953)   (  4,179)
    Accounts payable                         486,170      15,671
    Accrued expenses                         102,187      53,396
     NET CASH OPERATING ACTIVITIES          ( 65,371)   ( 57,558)

CASH FLOWS FROM INVESTING ACTIVITIES
    Purchase of equipment                   ( 30,111)   ( 43,306)

CASH FLOWS FROM FINANCING ACTIVITIES
    stock issued for cash                     392,900
    Cash paid for stock sales consulting    (  21,000)
    Advances by (repayments to) stockholders   50,607   ( 54,862)
    New installment loans                      18,561    175,000
    Principal payments on installment loans  (142,128)  ( 17,805)
     NET CASH FINANCING ACTIVITIES            298,940    102,333

NET INCREASE IN CASH                          203,458      1,469
CASH ON HAND  beginning of year                22,960     21,491
    end of year                              $226,418  $  22,960

SUPPLEMENTAL DISCLOSURES
    Interest paid                            $ 26,245  $  25,098
    Income taxes paid                               0     10,588

See accompanying summary of accounting policies and notes to financial statements.
                         COLE COMPUTER CORPORATION
                      (formerly Pandora's Golden Box)
                       NOTES TO FINANCIAL STATEMENTS

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business: Electronic Service Co., Inc. ("ESCI") was formed in November 1991 as an Oklahoma corporation for the purpose of acquiring and operating an electronics repair business. In 1996, the Company adopted the dba Computer Masters and changed its business to personal computer "clone" hardware assembly, sales, and repair, utilizing both the Intel and AMD microprocessors. The Company changed its name to Cole Computer Corporation (the "Company") and its state of incorporation (Nevada) incident to its reverse acquisition ("reorganization") described in Note 3. ESCI is now a wholly-owned subsidiary of the Company. The Company now has nine retail stores in Oklahoma and Arkansas, and also sells to area government agencies and military installations.

All shares transactions for the two-year period have been restated for the 3-for-1 split occurring December 1998. All significant intercompany transactions have been eliminated in the consolidated financial statements.

In preparing financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenue and expenses in the income statement. Actual results could differ from those estimates.

Cash and Cash Equivalents include highly liquid investments, which are readily convertible into cash and have maturities of three months or less.

Revenue is recognized when products are delivered. Bad debts are insignificant and are recognized when collection is deemed doubtful by management.

Inventories, include component parts, sub-assemblies and merchandise held for sale, and are valued at the lower of cost or market, using the first-in, first-out method. Obsolete inventory is written down to liquidation value as needed. Virtually all inventory on hand is component parts, as completed computers are sold as they are built.

Equipment is carried at cost and consists of a vehicle and computers used for inventory control and retail point-of-sale terminals.

Depreciation is determined Using the straight-line method based over their estimated useful lives.

Deferred income taxes are determined on the liability method. Timing differences between net income and taxable income as reported result mostly from depreciation timing differences.

Warranty repair expenses are immaterial and no reserve for warranty repairs has been established.

NOTE 2 - RELATED PARTY DEMAND NOTE PAYABLE

The majority stockholder advanced monies to the Company in 1998. The notes attach no collateral, are repayable on demand, and carry a 12% interest rate.

NOTE 3 - INSTALLMENT NOTES PAYABLE

Installment debt is as follows:
                                               l998            1997
    Notes payable to GMAC and Union
    Acceptance, payable in remaining
    installments of $418 and $386,
    respectively, including interest
    at 4.9% and 13.5% APR, respectively,
    secured by equipment and a vehicle    $    33,628    $      20,091
    Notes payable to American State Bank,
    payable in installments of $2,763
    including interest at 10.5% APR,
    secured by substantially all assets                        137,104
    Less: current maturities                  ( 9,272)         (32,100)
      Net long-term debt                  $    24,356         $125,095

The principal portion is due $7,599 in 2000, $8,262 in 2001, $5,632 in 2002
and $2,862 in 2003.

NOTE 4 - INCOME TAXES

As of December 31, 1998, the Company had a net operating loss carryforward of about $200,000, which expires in 2018.

NOTE 5 - COMMON STOCK

in early to mid-1998, the Company paid various consultants and advisers 255,725 shares, which it has valued at $76,718.

In December 1998, the Company agreed to a reorganization with Pandora's Golden Box ("Pandora"), a Nevada publicly-held shell company, whereby the Company's shareholders exchanged 100% of the Company's outstanding stock for 73% of the outstanding shares of Pandora. Pandora had no significant assets or liabilities.

Immediately following this reorganization, all shares were given a 3-for-1 split. A summary of shares issued in connection with the reorganization is as follows:

original shareholders of Cole Computer                 7,300,002
original shareholders of Pandora                         641,025
Promoters and consultants                              1,006,975
Attorneys                                                600,000
                                                       9,548,002
Add: shares sold at $1 in December 1998                  392,898
    Total shares outstanding at
          December 31, 1998                            9,940,900

Stock issued to promoters, consultants and attorneys in connection with the reorganization and fundraising efforts is valued at $1 and is shown as a reduction of paid in capital.

Shortly after the reorganization, $442,900 in cash was raised by the sales of stock at $1 per share, with $392,900 raised in December 1998 and another $50,000 received January 1999. These Monies were used to pay off $118,000 of installment debt, $21,000 in offering costs, with the balance available for operating expenses.

As of March 15, 1999, there were no stock options or warrants outstanding and none have ever been issued.

NOTE 6 - OPERATING LEASES

The Company has nine retail stores and one corporate office. Leases on these spaces vary in cost and term. Rent expense for 1998 and 1997 is $89,785 and $27,236, respectively. Net minimum lease payments are due $84,770 in 1999, $73,645 in 2000 and $21,233 in 2001.

NOTE 7 - MAJOR VENDORS

The following were significant vendors during 1998 and 1997:

                          1998              1997
Mighty Micro, Inc.    $2,222,461 32%    $1,168,628  30%
Lasertech Computer
  Distributors, Inc.   1,361,898  19       769,898  20

Lasertech owns 100,000 shares or 1% of outstanding Company stock. No single customer accounted for as much as 10% of total sales during either year.

          (b) Pro forma consolidating income statement and pro forma consolidated condensed balance sheet, taking into account the Agreement and Plan of Reorganization between the Registrant and Electronic Service Co., Inc., an Oklahoma corporation.

          Pro Forma Consolidating Income Statement

          Pro Forma Consolidated Condensed Balance Sheet

          Notes to Pro Forma Consolidated Condensed Balance Sheet


Pro Forma Consolidated Condensed Balance Sheet
     The following condensed pro forma balance sheet has been derived from the balance sheet of Pandora's Golden Box ("Pandora") adjusted to give effect to the December 23, 1998 reverse acquisition ("reorganization") of Pandora by Electronic Service Co, Inc.("ESCI") as if such reorganization had occurred on September 30, 1998. The pro forma balance sheet is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the reorganization had occurred on September 30, 1998. The pro forma balance sheet should be read in conjunction with the attached notes and the separate financial statements as of December 31, 1998 and for the year then ended including footnotes.

In thousands (000's)                At Sept.30, 1998    Adjust-
     ASSETS                        ESCI      Pandora     ments   Combined
Current Assets                                 (a)  $(  3)
  Cash                             $ 41  $  3  (b)    303        $  344
  Accounts receivable                74                              74
  Inventory and other                611                            611
     Total Current Assets            726     3         300        1,029
Equipment, net                        74                             74
     TOTAL ASSETS                  $800  $  3       $ 300        $1,103

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
  Current portion of notes payable  $ 35        (b)  $( 25)       $   10
  Note payable - stockholder          30                              30
  Accounts payable and other         583  $  8  (a)   (  3)          588
     Total Current Liabilities       648     8        ( 28)          628
Long-term debt                       125        (b)   ( 93)           32
     Total Liabilities               773     8        (121)          660
Stockholders' Equity
  Common stock, $.10 par value,
     100,000 shares authorized,
     5,000 shares issued and o/s       1        (a)   (  1)           -
  Common stock, $.001 par value,
     25,000,000 shares authorized,
     180,341 shares issued and o/s     1        (a)   (  1)           -
  Common stock $.001 par value,
     25,000,000 shares authorized,
     9,990,900 shares issued and o/s            (a)    10
                                                (b)                 10
  Paid in capital                     6   273   (a)  (287)
                                                (b)   421          413
  Retained earnings                  20  (279)  (a)   279           20
     Total Stockholders' Equity      27  (  5)                     443
     Total Liabilities & Equity    $800  $  3                   $1,103

        See notes to consolidated condensed balance sheet.

     Notes to Pro Forma Consolidated Condensed Balance Sheet

(a) Per the Agreement dated December 23, 1998, shareholders of Pandora, a Nevada publicly-held shell without operations, agreed to cancel certain shares and issue shares to the shareholders of ESCI, an Oklahoma corporation, in exchange for 100% of the outstanding shares of ESCI. Immediately following this share cancellation and issuance was a 3 for 1 forward split of outstanding shares. Adjustments to reflect such issuance and cancellation of shares in Pandora are as follows:

                                               Pre-                Post-
                                              Split                Split
     Pandora shares outstanding
       as of September 30, 1998               240,341
     Shares canceled per agreement            (26,666)             641,025
     Shares issued in connection with
       the reverse merger
          to promoters                        335,658            1,006,975
          to lawyers                          200,000              600,000
          to shareholders of ESCI           2,433,334            7,300,002
     Sales of stock in December 1998
       and January 1999                                            442,898

          Totals                            3,333,333            9,990,900

     Pandora has adopted the name and all accounting attributes of ESCI. According to SEC rules, the legal acquiree becomes the accounting acquirer, and all post-combination reporting will include only the historical information from the former Oklahoma corporation.

     Stock issued to promoters and lawyers is valued at $.01 per share and will be charged to operations in the last quarter of 1998.

     In connection with the reorganization, Pandora was renamed Cole Computer Corporation, and ESCI became a wholly-owned subsidiary.

(b) In connection with the reorganization, $442,900 in funds were raised during December 1998 and January 1999 pursuant to an offering of stock exempt from registration under Regulation D, Section 506. The stock was sold for $1 per share, post-split, and the proceeds were used to retire $118,000 in installment debt, $21,000 in offering costs, with the balance available for operating expenses.


Pro Forma Consolidating Income Statement
     The following pro forma consolidating statement of income has been derived from the income statements of the Company (Electronic Service Co., Inc. or "ESCI") prior to the reorganization) to show the results as if the December 23, 1998 reorganization of ESCI and Pandora's Golden Box ("Pandora") had occurred on January 1, 1998. The pro forma income statements are presented for informational purposes only and do not purport to be indicative of the results of operations that actually would have resulted if the Reorganization had been consummated on January 1, 1998, nor which may result from future operations.

This statement should be read in conjunction with the Company's financial statements and related notes thereto contained elsewhere in this Prospectus.

                                       ESCI         Pandora     Consol.
Revenues                               $8,305,479               $8,305,479
Cost of Sales                           7,415,397                7,415,397
  Gross margin                            890,082                  890,082

Selling expenses                          629,897                  629,897
General and administrative                433,538   $   1,047      434,585

  Net income from operations            ( 173,353)   (  1,047)   ( 174,400)

Interest (income)                       (     651)               (     651)
Interest expense                           26,245                   26,245

Net loss) before income taxes           ( 198,947)   (  1,047)   ( 199,994)

Income tax (benefit)                    (   7,588)               (   7,588)

Net income (loss)                      $( 191,359)   $(  1,047) $( 192,406)

(1) Pursuant to SEC rules regarding "reverse mergers," Pandora's has adopted the name and all accounting attributes of ESCI. All post-combination reporting will include only the historical information from ESCI. Contemporaneous with the reorganization, Pandora changed its name to Cole Computer Corporation.


          Exhibits

          99.1      Letter from Malone and Bailey PLLC*

          99.2 8-K Current Report dated December 23, 1998, with the following exhibits*

                    Agreement and Plan of Reorganization
                         Exhibit A-   Stockholders and Subscribers of
                                      of Electronic Service, Co., Inc.*
                         Exhibit B-   Pandora's Financial Statements for
                                      the years ended 12/31/97 and 12/31/96*
                         Exhibit B-1- Pandora's Unaudited Balance Sheet
                                      and Statement of Operations for the
                                      Nine Months ended 9/30/98*
                         Exhibit C-   Pandora's Exceptions*
                         Exhibit D-   Electronic Service Co., Inc. Unaudited
                                      Financial Statement for the period
                                      ended 12/31/97*
                         Exhibit D-1  Electronic Service Co., Inc. Unaudited
                                      Balance Sheet for the period ended
                                      5/31/98*
                         Exhibit E-   Electronic Service Co., Inc. Exceptions*
                         Exhibit F-   Investment Letter*
                         Exhibit G-   Pandora's Compliance Certificate*
                         Exhibit H-   Electronic Service Co., Inc. Compliance
                                      Certificate*

                    Certificate of Amendment effecting the name change to "Cole Computer Corporation" and the three for one forward split*

                    Form 10-KSB Annual Report for the year ended December 31, 1997*

                    Letter regarding change in certifying accountants*

                    Information Statement*

           * Incorporated by reference.

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              COLE COMPUTER CORPORATION

Date: 5/18/99             By: /s/ Homer O. Cole III
                              President and Director


Date: 5/18/99             By: /s/ Cynthia A. Cole
                              Secretary and Director

Date: _____________           By: /s/ Kam Mar
                              Director

Date: 5/7/99              By: /s/ Shirley F. Hartley
                              Director